SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG WORLD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ANNUAL MEETING OF SHAREHOLDERS OF

Armstrong World Industries, Inc.

July 2, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K

are available at http://www.amstock.com/proxyservices/viewmaterial.asp?CoNumber=14973

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢    21130000000000000000    9                                                                                      070210

Proposals to be voted on at the meeting are listed below.

The Board of Directors recommends that you vote FOR all proposals.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE ☒

1. Election of eleven (11) members to the Board of Directors:		2. Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:

O  Stan A. Askren

O  David Bonderman

O  Kevin R. Burns

O  James J. Gaffney

O  Tao Huang

O  Michael F. Johnston

O  Larry S. McWilliams

O  James J. O’Connor

O  John J. Roberts

O  Richard E. Wenz

O  Bettina M. Whyte

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized
officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

Important Notice of Availability of Proxy Materials for the Annual Meeting of Shareholders of

Armstrong World Industries, Inc.

To Be Held On:

July 2, 2010

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 12, 2010.

Please visit http://www.amstock.com/proxyservices/viewmaterials.asp, where the following materials are available for view:

•Notice of Annual Meeting of Shareholders •Proxy Statement •Form of Electronic Proxy Card •Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 866-668-8562
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. An Admission Ticket will be required. To obtain Ticket, make request via email to AdmissionTicket@armstrong.com or by mail to C.L. Putt, Armstrong World Industries, Inc., P.O. Box 3001, Lancaster, PA 17604-3001.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1.      Election of eleven (11) members to the Board of Directors:

NOMINEES:     Stan A. Askren

                             David Bonderman

                             Kevin R. Burns

                             James J. Gaffney

                             Tao Huang

                             Michael F. Johnston

                             Larry S. McWilliams

                             James J. O’Connor

                             John J. Roberts

                             Richard E. Wenz

                             Bettina M. Whyte

Please note that you cannot use this notice to vote by mail.

2. Ratification of the appointment of KPMG LLP as the Company’s independent auditor for 2010.